                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant [ ]

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                       EURO TECH HOLDINGS COMPANY LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:_________________________________________________

    2)  Form, Schedule or Registration Statement No.:___________________________

    3)  Filing Party:___________________________________________________________

    4)  Date Filed:_____________________________________________________________

                       EURO TECH HOLDINGS COMPANY LIMITED
                           18/F GEE CHANG HONG CENTRE
                             65 WONG CHUK HANG ROAD
                                    HONG KONG




                                                July 6, 2000

Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Euro Tech Holdings Company Limited which will be held on Wednesday, August 9, 2000 at 4:00 p.m., local time, at Luk Kwok Hotel, 72 Gloucester Road, Wanchai, Hong Kong.

         Only shareholders of record at 5:00 p.m. (New York time) on July 6, 2000 can vote at this meeting or any adjournments that may take place.

         At the meeting, we will be asking you to re-elect seven persons to serve on the Company's Board of Directors, approve the Company's 2000 Officers' and Directors' Stock Option and Incentive Plan, to approve the Company's 2000 Employees' Stock Option and Incentive Plan, to increase the total number of shares that the Company can issue from 20,000,000 to 25,000,000 shares, to include a provision in the Company's Memorandum and Articles of Association which are intended to strengthen the Company's ability to respond to an unsolicited takeover bid and which may be deemed to have an anti-takeover effect and ratify the retention of the Company's Auditors to the fiscal year to end December 31, 2000.

         In addition, you will be asked to consider and vote upon a proposal to adjourn the annual meeting if the Company's management should determine in its sole discretion, at the time of the annual meeting, that an adjournment is necessary to enable it to solicit additional proxies to secure a quorum or the approval of any of the matters identified in the notice of meeting included with this proxy statement.

         The Board of Directors recommends a vote "for" the re-election of its seven directors, "for" approval of the two new stock option plans, "for" the increase in the number of authorized shares, "for" the inclusion of the proposed provision in the Company's Memorandum and Articles of Association, "for" the ratification of the Company's Auditors, and "for" the proposal to adjourn the annual meeting in the circumstances described above.

         Included with this letter are an attached notice of meeting and proxy statement, as well as a proxy form and copy of the Company's annual report on Form 20F for its fiscal year ended December 31, 1999 (the "1999 Fiscal Year"), as filed with the Securities and Exchange Commission.

         Your vote is important. Whether or not you plan to attend the annual meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy form in the envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy form.

         On behalf of the Board of Directors, officers and employees of Euro Tech Holdings Company Limited, I would like to thank you for your continued interest and support.



                                                Sincerely,


                                                T.C. Leung
                                                Chairman of the Board and Chief
                                                Executive Officer

                       EURO TECH HOLDINGS COMPANY LIMITED
                           18/F GEE CHANG HONG CENTRE
                             65 WONG CHUK HANG ROAD
                                    HONG KONG


                                                     July 6, 2000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 9, 2000

To the Shareholders of Euro Tech Holdings Company Limited:

         Notice is hereby given that the annual meeting of shareholders of Euro Tech Holdings Company Limited (the "Company") will be held at the Luk Kwok Hotel, 72 Gloucester Road, Wanchai, Hong Kong on Wednesday, August 9, 2000 at 4:00 p.m., local time. The purpose of the meeting is to:

         1. elect seven persons on the Company's Board of Directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified as provided in the Company's Memorandum and Articles of Association;

         2. consider and vote upon the adoption of the 2000 Officers' and Directors' Stock Option and Incentive Plan;

         3. consider and vote upon the adoption of the 2000 Employees' Stock Option and Incentive Plan;

         4. consider and vote upon the Amendment to the Company's Memorandum and Articles of Association to increase the number of authorized shares that the Company may issue from 20,000,000 to 25,000,000;

         5. consider and vote upon the inclusion of provisions in the Company's Memorandum and Articles of Association which creates a class of preferred stock, sometimes referred to as "blank-check preferred stock," for which the Board of Directors will have the right to fix the rights, terms and preferences at the time of issuance, with no further action on the part of the shareholders (the "Blank-Check Preferred Stock Provisions");

         6. confirm and ratify the retention of Arthur, Andersen & Co., Hong Kong, as the Company's independent auditors for the fiscal year to end December 31, 2000;

         7. consider and vote upon a proposal to adjourn the annual meeting if the Company's management should determine in its sole discretion, at the time of the special annual meeting, that an adjournment is necessary to enable it to solicit additional proxies to secure a quorum or the approval of any of the matters identified in this notice of meeting; and

         8. transact any other business properly before the annual meeting.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY FORM WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.



                                              By Order of the Board of Directors
                                              Jerry Wong, Secretary


                                TABLE OF CONTENTS
                                -----------------


QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL MEETING..................6

PROPOSAL 1.........................................................................10

ELECTION OF DIRECTORS..............................................................10

   VOTE REQUIREMENT................................................................10
   INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY......11
   EXECUTIVE COMPENSATION..........................................................13
   COMPENSATION OF DIRECTORS.......................................................13
   PENSION PLAN....................................................................13
   EMPLOYMENT AGREEMENT - T.C. LEUNG...............................................13
   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................14
   VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS....................................15
   MANAGEMENT OPTION PLAN..........................................................16
   COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT IS NOT REQUIRED...............17

PROPOSALS 2 AND 3..................................................................18

APPROVAL OF 2000 OFFICERS'AND DIRECTORS'STOCK OPTION AND INCENTIVE PLAN AND
APPROVAL OF THE 2000 EMPLOYEES'STOCK OPTION AND INCENTIVE PLAN.....................18

   VOTE REQUIREMENT................................................................18
   ADMINISTRATION..................................................................19
   SHARES SUBJECT TO THE PLANS.....................................................19
   ELIGIBILITY.....................................................................19
   GRANT OF OPTIONS................................................................20
   OPTION PRICE....................................................................20
   EXERCISABILITY OF OPTIONS.......................................................20
   EXPIRATION OF OPTIONS; EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE...........21
   PAYMENT OF EXERCISE PRICE FOR OPTIONS...........................................21
   TRANSFER OF OPTIONS.............................................................21
   INDEMNIFICATION OF THE COMMITTEE................................................22
   AMENDMENT AND DURATION..........................................................22
   NEW PLAN BENEFITS...............................................................22

PROPOSAL 4.........................................................................23

PROPOSAL TO AMEND THE COMPANY'S MEMORANDUM AND ARTICLES OF ASSOCIATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 20,000,000 SHARES TO 25,000,000
SHARES.............................................................................23

   PRINCIPAL REASONS FOR INCREASE IN AUTHORIZED SHARES.............................23
   VOTE REQUIREMENT................................................................24

PROPOSAL 5.........................................................................24

PROPOSED INCLUSION OF ANTITAKEOVER PROVISIONS IN THE COMPANY'S MEMORANDUM AND
ARTICLES OF ASSOCIATION............................................................24

   PRINCIPAL REASONS FOR THE ANTITAKEOVER CHARTER PROVISIONS.......................25
   POTENTIAL ANTITAKEOVER EFFECTS OF THE BLANK CHECK PREFERRED STOCK...............25
   VOTE REQUIREMENT................................................................26



PROPOSAL 6.........................................................................27

APPROVAL OF AUDITORS...............................................................27

PROPOSAL 7.........................................................................28

ADJOURNMENT OF ANNUAL MEETING......................................................28

SHAREHOLDER PROPOSALS AND NOMINATIONS..............................................29

FINANCIAL STATEMENTS...............................................................29

OTHER MATTERS......................................................................29

                                   APPENDICES
                                   ----------


Appendix A...........................................2000 Officers' and Directors'
                                                     Stock Option and Incentive Plan

Appendix B...........................................2000 Employees' Stock Option and
                                                     Incentive Plan

Appendix C...........................................Amendments to the Company's
                                                     Memorandum and Articles of Association


                       EURO TECH HOLDINGS COMPANY LIMITED
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 9, 2000


                                                  July 6, 2000


         The Board of Directors is soliciting proxies for this annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set August 9, 2000 as the record date for the meeting. Shareholders who owned the Company's Ordinary Shares on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 2,481,840 Ordinary Shares of Company's outstanding on June 30, 2000.

         Voting materials, which include the proxy statement, proxy form, and the Company's 1999 annual report on Form 20F, are being mailed to shareholders on or about July 6, 2000.

         In this proxy statement:

         -      "we" and the "Company" mean Euro Tech Holdings Company Limited.

         - "2000 Officers' and Directors' Plan" means the 2000 Officers' and Directors' Stock Option and Incentive Plan.

         - "2000 Employees' Plan" means the 2000 Employees' Stock Option and Incentive Plan.

         - "Antitakeover Charter Provisions" means the Blank-Check Preferred Stock Provisions, as more fully described under Proposal 5 of this proxy statement.

           QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL
                                    MEETING


Q:       WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY FORM?

A: You are receiving a proxy statement and proxy form from us because you own Ordinary Shares of Euro Tech Holdings Company Limited. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the proxy form, you appoint T.C. Leung and Jerry Wong as your representatives at the meeting. T.C. Leung and Jerry Wong will vote your shares, as you have instructed them in the proxy form, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy form in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the proxy form, T.C. Leung and Jerry Wong will vote your shares, under your proxy, in accordance with their best judgment.

Q:       WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: You are being asked to vote on the re-election of the seven members of the Company's Board of Directors, adoption of the 2000 Officers' and Directors' Plan and the 2000 Employees' Plan, an increase in the number of authorized shares that the Company may issue from 20,000,000 to 25,000,000 and the inclusion of the Antitakeover Charter Provision in the Memorandum and Articles of Association of the Company, ratification of the Company's appointment of its Auditors and a proposal to adjourn the annual meeting under certain circumstances in the discretion of the Company's management. We have described all of these matters more fully in the attached proxy statement.

Q:       HOW DO I VOTE?

A: You may vote either by mail or in person at the annual meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy form to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

         If you sign and return your proxy form but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "for" the election of seven persons as the Company's directors, "for" an Amendment to the Company's Memorandum and Articles of Association, to increase the number of shares that the Company is authorized to issue from 20,000,000 to 25,000,000 "for" the 2000 Officers' and Directors' Plan and the 2000 Employees' Plan, "for" the inclusion of the Antitakeover Charter Provision in the Memorandum and Articles of Association of the

         Company, "for" the ratification of the Company's Auditors and "for" the proposal to adjourn the annual meeting under certain circumstances in the discretion of the Company's management.

         If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY FORM?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

Q:       IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our common stock with a sufficient number of copies of this proxy statement and annual report so that the brokerage firm can forward copies to the actual owners of the shares. If you received this proxy statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of Auditors, but cannot vote on non-routine matters, such as the adoption of a stock option plan, an increase in the number of authorized shares, and the inclusion of the Antitakeover Charter Provisions in the Company's Memorandum and Articles of Association unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely be able to vote on the proposal to adjourn the annual meeting in the discretion of the Company's management but will not have discretionary authority to cast a vote--whether "for" or "against" or "abstain"--on the proposed adoption of 2000 Officers' and Directors' Plan, the adoption of the 2000 Employees' Plan, an increase in the number of authorized shares, and the inclusion of the Antitakeover Charter Provisions in the Company's Memorandum and Articles of Association. If a broker does not receive instructions from you on how to vote particular shares on the proposed adoption of the 2000 Officers' and Directors' Plan, and/or the adoption of the 2000 Employees' Plan, an increase in the number of authorized shares, the inclusion of the Antitakeover Charter Provisions in the Memorandum and Articles of Association of the Company and your broker does not have discretionary authority to vote on these matters, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How Many Votes Are Needed For Approval Of Each Proposal?"

         We encourage you to provide directions to your broker as to how you want he or she to vote your shares on each of the matters to be brought before the annual meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:       WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:       If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         - signing another proxy with a later date and returning that proxy to the Company,

         - sending notice to the Company that you are revoking your proxy, or

         -       voting in person at the annual meeting.

         You should send any later dated proxy or notice of revocation to: Euro Tech Holdings Company Limited, c/o Euro Tech (Far East) Ltd., 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong, Attention: Jerry Wong, Secretary.

         If you hold your shares in the name of your broker, you will need to contact your broker to revoke your proxy.

Q:       HOW MANY VOTES DO WE NEED TO HOLD THE MEETING?

A: A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum.

         Shares are counted as present at the meeting if the shareholder either:

         -       is present and votes in person at the meeting, or

         -       has properly submitted a signed proxy form or other proxy.

         Abstentions will be counted as present at the meeting. If a brokerage firm indicates that it does not have authority to vote any of the shares held in its name on a particular proposal, then those shares will not be considered "entitled to vote" and will not be counted as present for purposes of determining whether there is a quorum for consideration of that proposal.

Q:       WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

A: You may vote "for," "against, " or "abstain" on each of the proposals or "withhold authority" as to the election of directors.

Q:       HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?

A: For each director nominee to be elected to the Board of Directors, each director nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote, were voted and did not withhold authority.

         The 2000 Officers' and Directors' Plan and 2000 Employees' Plan must receive the affirmative vote of a simple majority of the shares entitled to vote, were voted and did not abstain.

         Under the Company's Memorandum and Articles of Association, approval of the amendment to the Memorandum and Articles of Association to increase the authorized number of shares and the inclusion of the Antitakeover Charter Provision in the Company's Memorandum and Articles of Association requires the affirmative vote of a simple majority of the shares entitled to vote, were voted and did not abstain.

         If fewer shares of common stock are voted in favor of approval of the Antitakeover Charter Provision than the number required for approval, it is expected that the annual meeting will be adjourned to allow additional time to solicit additional proxies or votes, and, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies which have been effectively revoked or withdrawn before the meeting is reconvened). In order for adjournment to be allowed, the proposal relating to adjournment must receive the affirmative vote of a simple majority of the shares entitled to vote, were voted and did not abstain.

         In order for the retention of the Company's auditors to be approved the affirmative vote of a simple majority of the votes of the shares entitled to vote, were voted and not abstained must be obtained.

         An abstention will have the same effect as a vote "against." Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present on the matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of a vote.

Q:       HOW ARE VOTES COUNTED?

A: Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

Q:       WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting, and we may issue a press release announcing those results. We will file a Report on Form 6-K to announce the results. We will file that report with the Securities and Exchange Commission, and you can get a copy by contacting the Securities and Exchange Commission or through the SEC's EDGAR system on its home page at WWW.SEC.GOV.

Q:        WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

         At the annual meeting, seven directors will be elected to serve until the next annual meeting of Shareholders or until each of their respective successors has been duly elected and qualified as provided in the Memorandum and Articles of Association.

         Unless otherwise indicated on the proxy, votes pursuant to the accompanying proxy will be cast for the election of the nominees on the proxy, provided that, if any of the nominees named below shall become unavailable to serve as a director prior to the meeting, the shares represented by valid proxies shall be voted for the election of such other person as the Board may recommend in his or her place, or the number of directors to be elected shall be decreased. The Board of Directors has no reason to believe that any nominee will be unable to serve.

VOTE REQUIREMENT

         T.C. Leung, Jerry Wong, Nancy Wong, C.P. Kwan, Alex Sham, Adam L. Goldberg, and Y.K. Liang have been nominated for election to the Board of Directors and each has consented to serve as such, if elected. Each of the nominees who has been nominated for election as a director commencing at the conclusion of the annual meeting, is currently a director. In order to be elected, each such nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and were voted and not withholding authority.

         The enclosed proxy gives shareholders the option to vote for, against or withhold authority to vote for each director nominee.

INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Information concerning the Directors and Executive Officers of the Company are as follows:


         NAME                       AGE              POSITION
         ----                       ---              --------
         T.C. Leung                 56               Chairman of the Board of Directors and Chief
                                                     Executive Officer

         Jerry Wong                 41               Director and Chief Financial Officer

         Nancy Wong                 51               Director

         C.P. Kwan                  41               Director

         Alex Sham                  36               Director

         Adam L. Goldberg           41               Director

         Y.K. Liang                 70               Director


         Set forth below is a brief background of the executive officers and directors based upon the information supplied by them:

         T.C. LEUNG has been Chief Executive Officer and Chairman of the Board of Directors of both the Company and Far East since their inception. Before establishing Far East, Mr. Leung was an engineer for English Electric in England, from 1965 to 1968, and Lockheed Aircraft in Hong Kong, from 1968 to 1970. Mr. Leung also served as managing director of Eurotherm (Far East) Ltd. between 1971 and 1992. Since 1988, Mr. Leung has also served as managing director of Eurotherm Hong Kong. Mr. Leung received a Masters degree in Business Administration from the University of East Asia, Macao in 1986 and is a Chartered Engineer, a title bestowed upon a member of the Council of Engineering Institutions in the United Kingdom.

         JERRY WONG has served as Director and Chief Financial Officer of Far East since 1994 and has been with Far East since 1987. Mr. Wong has been the Chief Financial Officer and a Director of the Company since its inception. From 1985 until 1987, Mr. Wong worked for MUA Agencies Ltd., a subsidiary of a Hong Kong publicly listed company engaged in the insurance business, as deputy manager of its secretarial, legal and accounting department. From 1981 until 1985, Mr. Wong served as a senior accountant in Price Waterhouse-Hong Kong. He is a Fellow of the Association of Chartered Certified Accountants in the United Kingdom and a Certified Public Accountant in Hong Kong.

         NANCY WONG has been a Director of the Company since its inception and a Director of Far East, and its Personnel Manager, since 1994. Ms. Wong has been with Far East since 1971. Ms. Wong is also Far East's Chief Representative in China. During the last several years, Ms. Wong has played a pivotal role in Far East's business expansion in China. Ms. Wong received a Bachelor of Science degree in Business Administration from the University of East Asia, Macao in 1989.

         C.P. KWAN joined Far East in 1984 and has served as a Director and Manager of its Process Equipment Department since 1991. Mr. Kwan has been a Director of the Company since its inception. Before joining Far East, he was employed by Haven Automation (H.K.) Ltd., a company involved in the water treatment and process control business between 1981 and 1984.

         ALEX SHAM has been a Director of the Company since its inception. Mr. Sham joined Far East in 1988 and has been its Sales Manager since 1993 and became a Director of Far East in 1996. Mr. Sham received a Bachelor of Science in Applied Chemistry from Hong Kong Baptist University in 1990. Prior to joining Far East, Mr. Sham was employed by the Environmental Protection Department of the Hong Kong Government from 1986 until 1988.

         ADAM L. GOLDBERG has been a director of the Company since February 16, 1998. Mr. Goldberg is an attorney who has maintained his own practice in New York City since 1993. From 1989 until 1993, Mr. Goldberg was employed as a staff attorney with the New York City Department of Housing Preservation and Development. Mr. Goldberg is the designee of May Davis Group, Inc., the underwriter of the Company's initial public offering.

         Y.K. LIANG has been a director of the Company since February 16, 1998. Mr. Liang is a director of Wong Liang Consultants Ltd. ("Consultants") and a member of the certified public accounting firm of Y.K. Liang & Co. ("LCO"). Mr. Liang has been associated with both Consultants and LCO for more than the past five years. Consultants is a general business consulting firm.

         Directors of the Company serve until the next annual meeting of shareholders of the Company and until their successors are elected and duly qualified. Officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

         The Company believes that none of its directors, officers or beneficial owners of ten percent or more of its Common Stock are required to file any reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

         The Company had one meeting of its Board of Directors during Fiscal 1999. Messrs. Leung, Goldberg and Liang are the members of the Company's Audit Committee. The Audit Committee did not meet during Fiscal 1999.

         The Company has not had any directors resign or decline to stand for re-election at any time during or since December 31, 1998.

         There are no material legal proceedings involving any director, officer or affiliate of the Company, owner of record or beneficially of more than five percent of the Company's Common Stock or any associate of any of the foregoing.

EXECUTIVE COMPENSATION

         The following table sets forth certain summary information with respect to the compensation paid by Far East for services rendered in all capacities to Far East during Fiscal 1999 and Fiscal 1998 by Far East's Chairman of the Board and Chief Executive Officer.


                           SUMMARY COMPENSATION TABLE

         NAME AND PRINCIPAL POSITION                    YEAR        SALARY ($)       BONUS ($)
         ---------------------------                    ----        ----------       ---------
         T.C. Leung, Chairman of the Board of           1999        100,000          33,000
         Directors and Chief Executive Officer          1998        100,000          30,000


COMPENSATION OF DIRECTORS

         Directors of the Company do not receive compensation for their services as directors; however, the Board of Directors may authorize the payment of compensation to directors for their attendance at regular and annual meetings of the Board and for attendance at meetings of committees of the Board as is customary for similar companies. Directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

PENSION PLAN

         The Company has a defined contribution pension plan for all of its employees. Under this plan, all employees are entitled to a pension benefit equal to 50% to 100% of their individual fund account balances at their dates of resignation or retirement which depends on their years of service. The Company is required to make specific contributions at approximately 10% of the basic salaries of the employees to an independent fund management company. The Company has no future obligations for the pension payment or any post-retirement benefits beyond the annual contributions made. The independent fund management company is responsible for the ultimate pension liabilities to those resigned or retired employees. During the years ended December 31, 1997, 1998 and 1999, the Company made total pension contributions of approximately $115,000, $127,000 and $124,000, respectively.

EMPLOYMENT AGREEMENT - T.C. LEUNG

         T.C. Leung's services to the Company and Far East are provided pursuant to a personal services agreement between the Company, Far East and Shereman Enterprises Ltd., a management company terminating on March 14, 2002 pursuant to which Mr. Leung will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of Far East and the Company. The agreement requires that Mr. Leung devote substantially all of his business time to the affairs of the Company and Far East. The agreement provides for the payment of $100,000 and six percent of the Company's consolidated pre-tax income to the management company in exchange for Mr. Leung's services during the first year of the agreement's term with compensation past the first year to be renegotiated annually. The agreement contains a confidentiality provision and a covenant not to compete with the Company or Far East for a period of one year following termination of the agreement under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Leung may be deemed to be a "promoter" of the Company as such term is defined by the rules promulgated by the Commission under the Securities Act. As so defined, a promoter is any person who (i) acting alone or in conjunction with others, took the initiative in founding and organizing an issuer's business or enterprise, or (ii) in connection with founding and organizing the business or enterprise of an issuer, receives in consideration for services and/or property, ten percent or more or either of any class of the issuer's securities or the proceeds therefrom. Mr. Leung was the proponent of the Public Offering to raise capital for the Company and Far East and of establishing a company in the British Virgin Islands for that purpose. Mr. Leung is the beneficial owner of approximately 67.2% of the Company's shares of Common Stock after giving effect to the exercise of the 1,320,000 Management Options owned by him.

         The Company intends that all transactions between the Company and its executive officers and directors be on terms no less favorable than could be obtained from independent third parties and be approved by a majority of the Company's directors who are not interested in such transactions.

         All outstanding balances with related parties are unsecured, non-interest bearing and are repayable in 2000. The related companies with which the Company has engaged in transactions are Euro Electron, Eurotherm, Action and Armtison. During Fiscal 1999 the Company made sales to Eurotherm of approximately $33,000. During Fiscal 1999 the Company made purchases from Action, Armtison and Eurotherm of approximately $7,000, $38,000 and $850,000, respectively. Additionally, during Fiscal 1999, the Company paid approximately $46,000 to Armtison for office space rentals, and approximately $23,000 in management fees to Eurotherm to assist in the management of some of the Company's PRC offices. The payments to Armtison and Eurotherm were based on actual office space usage and the time cost of personnel used, respectively.

         No loans or advances have been or will be made in the future to the Company's officers, directors or shareholders of at least five percent (5%) of the issued and outstanding shares of any class of equity securities ("5%-plus Shareholders"), or their respective affiliates unless such loans are for bona fide business purposes.

         In connection with the Public Offering, the Company sold to May Davis, for the sum of $10.00, Warrants to purchase up to 72,000 shares of the Company's Common Stock at $6.875 and other securities which were repurchased by the Company in 1998 (the "May Davis Warrants") which are exercisable until March 14, 2002. For the life of the May Davis Warrants, the holders thereof are given the opportunity to profit from a rise in the market price of the Warrants and/or Common Stock of the Company with a resulting dilution in the interest of other securityholders. The Company may find it more difficult to raise additional equity capital if it should be needed for the business of the Company while the May Davis Warrants are outstanding, and at any time when the holder of the May Davis Warrants might be expected to exercise them, the Company would probably be able to obtain additional equity capital on terms more favorable than those provided in the May Davis Warrants. The Company has agreed to certain "piggy-back" registration rights for the holders of the May Davis Warrants and securities issuable upon exercise thereof.

         In 1998, the Company repurchased a portion of the securities issued to May Davis. The Company purchased the right to obtain certain warrants and any and all rights, and powers granted pursuant to said warrants and the May Davis Warrants in consideration of the sum of $75,150.

         May Davis had indicated its desire to exercise the demand registration rights. The Company reviewed the situation and determined that to file a new registration statement or post-effective amendment to its registration statement, the cost to the Company would far exceed $75,000.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of June 1, 2000, certain information concerning beneficial ownership of the Ordinary Shares with respect to (i) each person known to the Company to own 5% or more of the outstanding Ordinary Shares, (ii) each executive officer and director of the Company, and (iii) all executive officers and directors of the Company as a group:


                                                                                            APPROXIMATE
                                                            AMOUNT AND NATURE               PERCENTAGE
                                                                   OF                       OF ORDINARY
                                                            BENEFICIAL OWNERSHIP            SHARES OWNED
                                                            --------------------            ------------
T. C. Leung, Chairman of the Board and
    Chief Executive Officer                                        2,553,169(1)                 67.2%(1)

Jerry Wong, Chief Financial Officer
    and Director                                                      66,350(2)                  2.6%(2)

Nancy Wong, Director                                                  59,800(3)                  2.4%(3)

C.P. Kwan, Director                                                  111,776(4)                  4.4%(4)

Alex Sham, Director                                                   86,750(5)                  3.4%(5)

Adam L. Goldberg, Director                                                 0                       0%

Y.K. Liang, Director                                                       0                       0%

Pearl Venture Ltd. ("Pearl")                                       1,129,515(6)                 45.6%(6)

All Executive Officers and Directors
of the Issuer as a Group                                           2,877,845(1)-(6)             71.8%(1)(6)


FOOTNOTES ON FOLLOWING PAGE

(1) Includes shares owned of record by Mr. Leung, Pearl and Regent Earning Ltd. ("Regent").

         Pearl is a trust established for Mr. Leung's benefit. Pearl is Regent's majority stockholder. Also gives effect to the exercise of management options owned by Mr. Leung to purchase 1,320,000 of the Company's Ordinary Shares.

(2) Gives effect to the exercise of management options owned by Mr. Wong to purchase 57,950 Ordinary Shares of the Company.

(3) Gives effect to the exercise of management options owned by Ms. Wong to purchase 43,000 Ordinary Shares of the Company.

(4) Gives effect to the exercise of management options owned by Mr. Kwan to purchase 36,000 Ordinary Shares of the Company.

(5) Gives effect to the exercise of management options owned by Mr. Sham to purchase 69,950 Ordinary Shares of the Company.

(6)      Includes 113,400 shares owned by record by Regent.

MANAGEMENT OPTION PLAN

         The Company has authorized the issuance of 1,680,000 Options to purchase up to an aggregate of 1,680,000 Ordinary Shares (the "Management Options") to its officers, directors and employees in such numbers and to such persons as the Company's Chairman of the Board and Chief Executive Officer may direct. The Management Options became exercisable on March 14, 1998 for a term of ten years.

         The exercise price and the number of Ordinary Shares purchasable upon exercise of any Management Options are subject to adjustment upon the occurrence of certain events, including stock dividends, reclassification, reorganizations, consolidations, mergers, and certain issuances and redemptions of Ordinary Shares and securities convertible into or exchangeable for Ordinary Shares excluding certain issuances of shares of the Company's Ordinary Shares. No adjustments in the exercise price will be required to be made with respect to the Management Options until cumulative adjustments amount to $.05.

         In the event of any capital reorganization, certain reclassifications of the Ordinary Shares, any consolidation or merger involving the Company (other than (i) a consolidation or merger which does not result in any reclassification or change in the outstanding Ordinary Shares, or (ii) sale of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation), Management Options will thereupon become exercisable only for the number of shares of stock or other securities, assets, or cash to which a holder of the number of Ordinary Shares of the Company purchasable (at the time of such reorganization, reclassification, consolidation, merger, or sale) upon exercise of such Management Options would have been entitled upon such reorganization, reclassification, consolidation, merger, or sale.

         The table below shows, as to each of the executive officers and directors of the Company and as to all executive officers and directors of the Company as a group, the following information with respect to Management
Options: (i) the aggregate amounts of Ordinary Shares subject to Management Options; and (ii) the per share exercise price for the Management Options granted to these individuals. No other options to these individuals were issued and outstanding as of June 1, 2000.


         NAME OF EXECUTIVE                           SHARES SUBJECT                 PER SHARE
         OFFICERS AND DIRECTORS                        TO OPTIONS                 EXERCISE PRICE
         ----------------------                        ----------                 --------------
         T.C. Leung                                       900,000                    $4.5833
                                                          420,000                    $3.33

         Alex Sham                                         45,950                    $4.5833
                                                           24,000                    $3.33

         Jerry Wong                                        39,950                    $4.5833
                                                           18,000                    $3.33

         Nancy Wong                                        34,000                    $4.5833
                                                            9,000                    $3.33

         C.P. Kwan                                         27,000                    $4.5833
                                                            9,000                    $3.33

         All Executive Officers and                     1,526,900                    $3.33-$4.583(1)
         Directors as a group (7 persons)



         Other officers and/or employees of the Company have been or will be granted management options to purchase an aggregate of 153,100 Management Options, all of which will be exercisable at $4.5833 per share.

         As of June 1, 2000, no Management Options have been exercised. At December 31, 1999, none of the options were "in the money," although by their terms they are exercisable.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT IS NOT REQUIRED

         As a consequence of the Company being a foreign issuer of securities, directors, officers and beneficial owners of more than 10 percent of the outstanding Ordinary Shares of the Company are not required to file with the SEC reports on Forms 3, 4 and 5 reflecting certain changes in their beneficial ownership of the Company's Ordinary Shares.



-----------
(1) Price range.

                                PROPOSALS 2 AND 3
                                -----------------

           APPROVAL OF 2000 OFFICERS' AND DIRECTORS' STOCK OPTION AND
        INCENTIVE PLAN AND APPROVAL OF THE 2000 EMPLOYEES' STOCK OPTION
                               AND INCENTIVE PLAN

         The Board of Directors has approved the 2000 Officers' and Directors' Stock Option Plan ("2000 Officers' and Directors' Plan") and the 2000 Employees' Stock Option Plan ("2000 Employees' Plan").

         The 2000 Officers' and Directors' Plan provides for the grant of options to acquire shares of the common stock to the Company's executive officers and directors and persons holding the same positions with the Company's subsidiaries. The 2000 Employees' Plan provides for the grant of options to acquire Ordinary Shares to key employees of the Company and its subsidiaries. The 2000 Officers' and Directors' Plan and 2000 Employees' Plan are collectively referred to as the "2000 Plans". The purpose of the plans are to enable the Company and its subsidiaries to attract, retain and reward officers, directors and key employees by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success.

         In 1996, the Board of Directors adopted, and the Company's shareholders approved, a stock option plan. Prior to the grant of any options under this 1996 stock option plan, certain net income thresholds were required to be, but never were, met. As a result no options were granted under the 1996 Plan.

         146,000 and 292,000 shares will be authorized for issuance under the 2000 Employees' Plan and 2000 Officers' and Directors' Plan, respectively.

         Copies of the 2000 Employees' Plan and 2000 Officers' and Directors' Plan are attached as Appendices A and B, respectively, to this proxy statement. The following discussion of the material features and provisions of the Plans are qualified in their entirety by reference to Appendices A and B.

VOTE REQUIREMENT

         The affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present, in person or by proxy, and entitled to vote at the annual meeting, were voted and did not abstain is required in order to approve the Plans. Abstentions will be counted in determining the total number of votes cast on the proposal at the annual meeting. As a result, an abstention will have the same effect as a vote "against" the approval of the Plans. Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present. Provided that a quorum is present, broker non-votes will have no effect on the outcome of the vote on the Plans.

ADMINISTRATION

         Under the terms of the Plans, the Board of Directors or a committee (the "Committee") appointed by the Board of Directors will administer the Plans. The Board of Directors or the Committee has the authority to interpret the Plans, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of options granted under the Plans (which need not be identical), and make other determinations as it deems necessary and advisable for the administration of the Plans. The Board of Directors or the Committee also has the authority to delegate decisions with respect to Options granted to key employees under the 2000 Employees' Plan who are not elected officers or directors of the Company or its subsidiaries and to delegate decisions with respect to key employees to the Chief Executive Officer.

         Any decision by the Committee or the Chief Executive Officer to grant an award under the Plans are subject to ratification by the Board of Directors of the Company. The Company will also require the Board to ratify any decision that affects the terms or conditions of options awarded to elected officers or directors of the Company or its subsidiaries.

SHARES SUBJECT TO THE PLANS

         If the Plans are adopted, 146,000 and 292,000 Ordinary Shares will be authorized for issuance under the 2000 Employees' Plan and 2000 Officers' and Directors' Plan, respectively. Ordinary Shares issued upon the exercise of options granted under the Plans may be either authorized but unissued shares or shares reacquired by the Company and held in treasury. The grant of an option will reduce the number of shares of common stock available for grant under the 2000 Officers' and Directors' Plan by the number of Ordinary Shares subject to such option. If an option granted under the 2000 Officers' and Directors' Plan expires unexercised, terminates or lapses, any shares of common stock subject to such option will again be available for grant.

         In the event that the Ordinary Shares of the Company are subdivided or consolidated as a result of a reorganization, stock split, payment of a stock dividend, reverse stock split or other change in the Company's capitalization, the Committee or the Board of Directors has the authority to make appropriate adjustments in the Ordinary Shares available for issuance under the Plans, the number of shares subject to options that may have been or may be awarded to any participant in any 12-month period, the price, number of Ordinary Shares or kind of securities subject to outstanding options, or the terms of such options in order to prevent dilution or enlargement of rights under the options. In addition, the Board may also change the kind of securities available for grant under the Plans to reflect any such corporate changes.

ELIGIBILITY

         Only key employees of the Company or its subsidiaries will be eligible to participate in the 2000 Employees' Plan.

         Only executive officers and directors of the Company will be eligible to participate in the 2000 Officers' and Directors' Plan.

         The Committee or the Chief Executive Officer has the discretion to determine which employees constitute key employees to whom options will be awarded under the 2000

Employees' Plan, and there is therefore no fixed number of employees eligible to participate in the 2000 Employees' Plan. As of the date hereof, a total of 71 employees of the Company and its subsidiaries are eligible to participate in the 2000 Employees' Plan. As of the date hereof, a total of five executive officers and directors of the Company and its subsidiaries will be eligible to participate in the 2000 Officers' and Directors' Plan.

GRANT OF OPTIONS

         The Committee or Chief Executive Officer, as the case may be, will determine the number of shares of common stock subject to options to be granted.

OPTION PRICE

         The purchase price per share of the Ordinary Shares to be paid upon the exercise of the option will be at least 100% of the fair market value of an Ordinary Share on the date on which the option was granted.

         Under the Plans, if the common stock is principally traded on a national securities exchange or the Nasdaq Stock Market's National Market or Small Cap Market at the time of grant, the Company is required to use, as fair market value, the average of the closing prices of the common stock for the ten consecutive trading days immediately before the date of grant. If the common stock is traded on a national securities exchange or the Nasdaq Stock Market's National Market or Small Cap Market, but no closing prices are reported for such ten-day period, or if the common stock is principally traded in the over-the-counter market, the Company is required to use, as fair market value, the average of the mean between the bid and asked prices reported for the Company's Ordinary Shares at the close of trading during such ten-day period before the date of grant. If the common stock is traded neither on a national securities exchange, the Nasdaq Stock Market's National Market, Small Cap Market nor in the over-the-counter market or if bid and asked prices are otherwise not available, the fair market value of the common stock on the date of grant will be determined in good faith by the Committee or the Board of Directors, as the case may be.

EXERCISABILITY OF OPTIONS

         The Board of Directors or the Committee, as the case may be, or, to the extent that such authority has been delegated to the Chief Executive Officer, the Chief Executive Officer will determine, at the time of grant, when each option granted under the Plans will become exercisable. Notwithstanding the foregoing, all options held by a key employee of the Company or its subsidiaries will become immediately exercisable, whether or not exercisable at the time, upon the death or disability of the key employee or non-employee director.
See "--Expiration of Options; Effect of Termination of Employment or Service."

EXPIRATION OF OPTIONS; EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE

         No option will be exercisable more than ten years from the date the option is granted.

         Death or Disability. If a participant in the Plan ceases to be an employee or director of the Company or its subsidiaries due to death or disability (as determined by the Board, Committee or the Chief Executive Officer, as applicable), the participant or his or her beneficiary or permitted transferee, as the case may be, will be permitted to exercise any options held by the participant on the date of termination of employment or service on the board, whether or not exercisable as of such date, for a period of 12 months following such date, but in no event later than the expiration date of the options.

         Termination by the Company Without Cause. If the Company or any of its subsidiaries terminates a participant's employment with, or service on the board of, the Company or its subsidiaries without cause, the participant will be permitted to exercise any options that were exercisable upon the date of termination of employment or service for a period of 90 days following such date, but in no event later than the expiration date of the options.

         Termination for Cause; Voluntary Resignation. If (1) the Company or any of its subsidiaries terminates a participant's employment with, or service on the board of, the Company or its subsidiaries for cause, or (2) the participant voluntarily resigns all employment with, or service on the board of, the Company or its subsidiaries, all options whether or not exercisable at the date of termination of employment or service, will be null and void and will terminate. Termination for cause includes termination for willful misconduct, willful and substantial non-performance of duty, incompetence, breach of trust, personal dishonesty, conviction of any felony, and similar reasons.

PAYMENT OF EXERCISE PRICE FOR OPTIONS

         Under the Plans, payment for shares purchased upon exercise of an option may be made by any of the following methods, subject to certain requirements: (1) in cash, paid by either the option holder or a broker to whom the optionee has tendered the option; (2) in Ordinary Shares of the Company, delivered to the Company and valued at the fair market value of such shares on the date of exercise, provided that such shares were held by the option holder for not less than six months prior to the date of exercise of the option; (3) by any other medium of payment that the Board, Committee or the Chief Executive Officer, as applicable, has authorized at the time of grant (other than the withholding of shares issuable upon the exercise of options); or (4) by any combination of the preceding methods.

TRANSFER OF OPTIONS

         Under the Plans, an option may not be sold, assigned or otherwise transferred except to:

         -        the spouse or lineal descendant of a Plan Participant;

         - the trustee of a trust for the primary benefit of a Plan Participant's spouse or lineal descendant;

         - a partnership of which a Plan Participant's and lineal descendants are the only partners; or

         -        a charitable organization.

         These assignments will only be permitted if the assigning optionee does not receive any compensation in connection with the assignment and the assignment is expressly approved by the Board or Committee, as the case may be.

INDEMNIFICATION OF THE COMMITTEE

         The Company will indemnify the members of any Committee and its delegates and the Chief Executive Officer against (1) reasonable expenses incurred in connection with the defense of any action, suit or proceeding to which they may be a party by reason of any action taken or failure to act in connection with the Plans, and (2) all amounts paid by them in settlement of or satisfaction of a judgment entered in any such action, suit or proceeding, except in cases where such a person is adjudged liable for gross negligence or gross misconduct in the performance of his or her duties.

AMENDMENT AND DURATION

         The Board may terminate, suspend, or amend the Plans at any time without the authorization of shareholders to the extent allowed by law or the rules of any applicable national securities exchange or other market on which the Company's shares are then listed or quoted.

         Unless required by law, no termination, suspension, or amendment of the Plans may adversely affect options outstanding under the Plans, without the consent of the owners of the options.

NEW PLAN BENEFITS

         The Board of Directors has not proposed any option grants to be awarded if the Plans are approved by the shareholders. As a result, benefits under the Plans in 2000 or thereafter are not determinable.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 OFFICERS' AND DIRECTORS' PLAN AND 2000 EMPLOYEES' PLAN. UNLESS OTHERWISE DIRECTED IN THE PROXY, THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE THE PROXY "FOR" PROPOSALS 2 AND 3.

                                   PROPOSAL 4
                                   ----------

PROPOSAL TO AMEND THE COMPANY'S MEMORANDUM AND ARTICLES OF ASSOCIATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 20,000,000 SHARES TO 25,000,000 SHARES

         The Board of Directors has approved an amendment to the Company's Memorandum and Articles of Association which, if adopted, would increase the number of authorized shares from 20,000,000 to 25,000,000 shares. The Board of Directors recommends that shareholders approve this amendment.

PRINCIPAL REASONS FOR INCREASE IN AUTHORIZED SHARES

         As of June 1, 2000, there were 2,481,840 Ordinary Shares issued outstanding, with the following numbers of Ordinary Shares for issuance as indicated below:


                  Number of Ordinary Shares
                  Reserved for Issuance                Reason for Reservation
                  -------------------------            ----------------------
                       1,944,000                   Private and Publicly Offered Warrants

                          72,000                   Underwriters' Warrants

                         120,000                   Consultant Options

                       1,680,000                   Management Options
                       ---------
   Total Reserved:     3,816,000
                       =========

         If the Company had to call upon all of its Reserved Ordinary Shares, it would then have 6,297,840 Ordinary Shares issued and outstanding. If the option plans that the Company seeks to have authorized at the annual meeting were approved, all options granted and exercised, it would then have 6,735,840 Ordinary Shares issued and outstanding. If the Company's Proposal to authorize 5,000,000 shares of Blank Check Preferred Stock were to be approved, the Company would then have 8,264,160 unreserved Ordinary Shares available for issuance.

         The increase in the number of authorized Ordinary Shares is being proposed because the Board of Directors believes that it is advisable to have a greater number of authorized but unissued Ordinary Shares available for various corporate time sensitive acquisitions, stock dividends or stock splits, and public or private financings to provide the Company with capital, which may involve the issuance of additional shares of Ordinary Shares or securities convertible into Ordinary Shares. The Board of Directors believes that having authority to issue additional Ordinary Shares will avoid the possible delay and significant expense of calling and holding an annual meeting of shareholders to increase the authorized number of Ordinary Shares.

         The Company has no present plan, agreement or understanding involving the issuance of its stock except for shares required or permitted to be issued under option plans. It is possible, however, that additional merger and acquisition opportunities involving the issuance of Ordinary Shares will develop. It is also possible that an increase in the market price for the Ordinary Shares, and conditions in the capital markets generally, may make a stock dividend, a stock split or a public offering of the Company's Ordinary Shares desirable. The Company believes that an increase in the number of authorized Ordinary Shares will enhance its ability to respond promptly to any such opportunities.

         If the proposed amendment to the Company's Memorandum and Articles of Association is approved, the Board of Directors will not solicit shareholder approval to issue additional authorized Ordinary Shares, except to the extent that such approval may be required by law or under Nasdaq rules, and such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine.

         Although the Board of Directors presently intends to employ the additional Ordinary Shares solely for the purposes set forth above, such shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of the Company, thereby possibly discouraging or deterring a nonnegotiated attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate capital stock of the Company or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise. Proposed amendments to the Memorandum and Articles of Association are attached as Appendix C.

VOTE REQUIREMENT

         The affirmative vote of a simple majority of the votes of the shares entitled to vote, were voted and did not abstain is required to approve this amendment. An abstention will have the same effect as a vote "against" this amendment. Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present on this matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote. All proxies will be voted "for" approval of the amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.

         The Board of Directors recommends a vote "for" this amendment.

                                   PROPOSAL 5
                                   ----------

       PROPOSED INCLUSION OF ANTITAKEOVER PROVISIONS IN THE COMPANY'S
                   MEMORANDUM AND ARTICLES OF ASSOCIATION

         The Company's Board of Directors recommends that the Company's shareholders approve a proposal that provides for an added provision in the Company's Memorandum and Articles of Association creating a class of preferred stock, sometimes referred to as "blank-check preferred stock," for which the Board of Directors will have the right to fix the rights, terms and preferences at the time of issuance, with no further action on the part of the shareholders (the "Blank-Check Preferred Stock Provisions").

PRINCIPAL REASONS FOR THE ANTITAKEOVER CHARTER PROVISIONS

         In light of the Company's current status as a public company, the Board of Directors recently reviewed the Company's Memorandum and Articles of Association to determine whether any changes were appropriate. The Board of Directors determined that the Memorandum and Articles of Association provide only limited protection to the Company and its shareholders in the event of an unsolicited takeover attempt. The Board of Directors believes that it is appropriate to include, in the Company's Memorandum and Articles of Association, provisions intended to enhance the ability of the Board of Directors to respond to an unsolicited takeover attempt in a manner which it believes is in the best interest of the Company and its shareholders even if such provisions may have the effect of discouraging unsolicited takeover offers that some of its shareholders might find attractive.

         The Board of Directors is not aware, at present, of any effort to accumulate Ordinary Shares of the Company or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise. The Board of Directors believes, however, that it is appropriate to propose the adoption of provisions that may have an antitakeover effect at a time when there is no pending threat of an unsolicited takeover so that both the Board of Directors and the shareholders will be able to make a more careful and reasoned evaluation of the advantages and disadvantages of including such provisions in the Company's Memorandum and Articles of Association. Those advantages and disadvantages are more fully discussed below under "Antitakeover Effects of the Blank Check Preferred Stock".

POTENTIAL ANTITAKEOVER EFFECTS OF THE BLANK CHECK PREFERRED STOCK

         In considering how to vote on this proposal, you should also consider the following.

         POTENTIAL POSITIVE EFFECTS. The Antitakeover Charter Provisions are intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company. In the absence of statutory or charter antitakeover protection, a potential acquiror may initiate a tender offer or exchange offer to obtain control of a public company or may accumulate stock in a public company in order to force a merger or other business combination, in each case without prior negotiation with, or the approval of, the Company's Board of Directors. In addition, persons who do not intend to acquire control of a public company may use the threat of a proxy contest or takeover to force a public company to repurchase their shares at a premium or to drive up, temporarily, the market price of their stock. The Board of Directors believes that an unsolicited takeover attempt may be disadvantageous or unfair to the Company and its shareholders because, among other things, it may (1) be timed to take advantage of temporarily depressed stock prices, (2) be designed to minimize or foreclose the possibility of more favorable competing bids or alternative transactions, (3) result in the transfer to the acquiring shareholder of a controlling interest in the Company's stock, without affording all of the Company's shareholders the opportunity to receive the same consideration for their shares as those shareholders who sell their shares to the acquiring shareholder, and (4) deprive the shareholders of an opportunity to make an informed decision concerning the merits of a proposed sale or other transaction involving the Company or their shares.

         The Antitakeover Charter Provisions are generally designed to ensure that the Company's Board of Directors will have a sufficient opportunity to review any unsolicited antitakeover bid, to explore appropriate alternatives, and to act in what it believes is the best interests of all of the Company's shareholders. They are also intended to ensure that the Board of Directors has an opportunity to negotiate a fair price for all of the Company's shareholders in connection with any proposed sale, merger, or other transaction affecting the Company. Certain provisions are also designed to prevent substantial shareholders of the Company from using their voting power to effect changes in the Board of Directors or in the Company's corporate structure or for any other purpose without the broad-based support of the other holders of the Company's Ordinary Shares.

         POTENTIAL NEGATIVE EFFECTS. While the Antitakeover Charter Provisions are intended to strengthen the ability of the Board of Directors to act in the best interests of all of the Company's shareholders in the face of an unsolicited takeover attempt, such provisions, individually and collectively, may make more difficult, and as a result may discourage, any tender offer, merger, or other transaction involving the Company that is not approved by the Board of Directors. As a result, such provisions and the Antitakeover Charter Provisions may have the effect of discouraging transactions which a majority of the Company's shareholders deem to be in their best interests or in which some or all of the shareholders may have otherwise received a substantial premium over the then current market value of, or their basis in, their shares. There is, moreover, no assurance that the Antitakeover Charter Provisions will result in the payment to the Company's shareholders of a price that reflects the value of their shares in the event of an unsolicited change in control of the Company.

         The Antitakeover Charter Provisions may also delay or frustrate the assumption of control of the Company by the holder of a large block of the Company's voting stock even if individual shareholders believe such a change in control would be in the best interests of the Company. By discouraging unsolicited takeover attempts, the Antitakeover Charter Provisions may also have the effect of (1) rendering more difficult changes in the Company's management, even if many of the shareholders believe that such changes would be in the best interests of the Company, and (2) inhibiting the temporary fluctuations in the market price of stock which may result from actual or rumored takeover attempts.

         In deciding to approve the Antitakeover Charter Provisions, the Board of Directors considered both the potential positive effects and potential negative effects of the Antitakeover Charter Provisions. The Board of Directors believes that, on balance, the positive effects of the Antitakeover Charter Provisions outweigh their potential negative effects.

VOTE REQUIREMENT

         The affirmative vote of a simple majority of the vote of the shares entitled to vote, were voted and did not abstain is required to approve this amendment. Broker non-votes will not be counted as entitled to vote and thus not count for purposes of determining whether or not a quorum is present on this matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote. All proxies will be voted "for" approval of the amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.

         The Board of Directors believes that it is in the best interests of the Company to include in the Memorandum and Articles of Association a provision authorizing the issuance of up to 5,000,000 shares of preferred stock, par value $ .01 per share, for which the Board of Directors will have the right to fix, from time to time, the rights, terms and preferences. Such stock is sometimes referred to as "blank-check preferred stock."

         If Proposal 5 is approved, the Board of Directors will have the right to authorize the issuance, and fix the rights, terms and preferences, of one or more series of preferred stock, without further action by the shareholders. As a result, the Board of Directors will have the authority to issue shares of preferred stock which have voting rights and take precedence over the Company's common stock with respect to both the payment of dividends and payments upon the liquidation. If Proposal 5 is not approved, the Company's Memorandum and Articles of Association will authorize the issuance of only 25,000,000 Ordinary Shares, $.01 par value.

         The Board of Directors has no present intention of issuing shares of preferred stock if Proposal 5 is approved. If Proposal 5 is approved, however, the Board of Directors will be able, without any further action on the part of the Company's shareholders, to issue shares of a class or series of stock with rights superior to the Company's Ordinary Shares with respect to the payment of dividends or upon the liquidation, dissolution or winding up of the Company. By authorizing such shares, the shareholders will be giving the Board of Directors the ability to take timely advantage of market conditions and issue preferred stock, should the Board of Directors determine that such issuance is appropriate.

         Although the Board of Directors has no present intention of using shares of preferred stock for such purposes, the ability to authorize and issue shares of preferred stock could also be used, in certain circumstances, to discourage or render more difficult a change in control of the Company. For example, the Board of Directors could authorize the issuance of shares of voting preferred stock to dilute the voting power of a person seeking to gain control of the Company or it could privately place shares of voting preferred stock with purchasers who might be expected to support the Board of Directors in opposing a change of control. The Board could also issue a series of preferred stock in one or more transactions with terms that might make the acquisition of a controlling interest in the Company more difficult or costly.

         The Board of Directors believes that, on balance, the potential positive effects of the Blank-Check Preferred Stock Provisions outweigh their potential negative effects. The Board of Directors unanimously recommends that shareholders vote "for" Proposal 5, the Blank-Check Preferred Stock Provisions.

                                   PROPOSAL 6
                                   ----------

                              APPROVAL OF AUDITORS

         The Board of Directors, upon the recommendation of the Company's Audit Committee, has selected Arthur Andersen & Co., Hong Kong, a certified public accounting firm, as independent auditors of the Company's financial statements for its fiscal year 2000 to end December 31, 2000. A representative of Arthur Andersen & Co., Hong Kong is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

         The members of the Board of Directors recommend that the shareholders vote "for" the proposal to approve Arthur Andersen & Co., Hong Kong as the Company's auditors for its fiscal year ending December 31, 2000. In order to be so approved Arthur Andersen & Co., Hong Kong must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon were voted and did not abstain. . Broker non-votes will not be counted as entitled to vote and thus not count for purposes of determining whether or not a quorum is present on this matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote. All proxies will be voted "for" approval of Arthur Andersen & Co., Hong Kong, as the Company's auditors for its fiscal year ending December 31, 2000, unless a shareholder specified to the contrary on such shareholder's proxy card.

                                   PROPOSAL 7
                                   ----------

                          ADJOURNMENT OF ANNUAL MEETING

         In the event that the number of shares present, in a person or by proxy, at the annual meeting is insufficient to constitute a quorum or to approve any of the matters identified in the notice of meeting for the annual meeting, the Board of Directors may decide to adjourn the annual meeting to permit further solicitation of proxies. If the annual meeting is adjourned, no further notice of the time and place of the adjourned meeting is required to be given to the Company's shareholders other than an announcement of such time and place at the annual meeting; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting will be given.

         If the annual meeting is postponed or adjourned, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting (except for any proxies which have theretofore effectively been revoked or withdrawn). In the event that proxies are voted to adjourn the annual meeting, the persons named in the enclosed proxy form will not vote the shares represented by such proxies for or against any proposal introduced by management at any adjournment of the meeting, other than the proposals identified in the notice of meeting included with this proxy statement, without first resoliciting proxies to vote on such proposals.

         The Board of Directors recommends a vote "for" the proposal to adjourn the meeting. The affirmative vote of a simple majority of the vote of the shares entitled to vote, were voted and did not abstain is required to approve this proposal. Broker non-votes will not be counted as entitled to vote and thus not count for purposes of determining whether or not a quorum is present on this matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote. All proxies will be voted "for" approval of this proposal unless a shareholder specifies to the contrary on such shareholder's proxy card.

         In order to allow the Company's management to vote proxies received by the Company at the time of the annual meeting in favor of such an adjournment under the circumstances described above, the Company has submitted the question of adjournment as a separate matter for the consideration and vote of the shareholders.

SHAREHOLDER PROPOSALS AND NOMINATIONS

         Any shareholder proposals intended to be considered for presentation at the 2001 annual meeting and for inclusion in the 2001 proxy statement must be made in writing and received by the Corporate Secretary at the Company's principal executive offices by April 1, 2001. The Company will consider only proposals meeting the requirements of applicable Securities and Exchange Commission rules. Shareholders are urged to review these rules and, if questions arise, consult their own legal counsel before submitting a proposal to the Company.

         Recommendations by shareholders for directors to be nominated at the 2001 annual meeting must be made in writing, with sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee's qualifications can be made and be accompanied by a notarized written consent to be named in the Proxy Statement, if nominated, and to serve as a director, if elected, executed by the proposed nominee. Recommendations received in proper order by the Corporate Secretary at the Company's principal executive office at least four months prior to the 2001 annual meeting will be referred to, and considered by, the Company's Board of Directors. No shareholder recommendations were received before the 2000 annual meeting.

FINANCIAL STATEMENTS

         The consolidated financial statements of the Company and its subsidiaries are contained in the Company's 20F which is being delivered to you with this Proxy Statement.

OTHER MATTERS

         The Board of Directors is not currently aware of any other matter to be transacted at the annual meeting.

                                                                    APPENDIX A

                       EURO TECH HOLDINGS COMPANY LIMITED

                          2000 OFFICERS' AND DIRECTORS'
                         STOCK OPTION AND INCENTIVE PLAN

1.       Purpose

         Euro Tech Holdings Company Limited, a British Virgin Islands corporation ("ETHC") hereby establishes the Euro Tech Holdings Company Limited 2000 Officers' and Directors' Stock Option and Incentive Plan (the "Plan"). The purpose of the 2000 Officers' and Directors' Plan is to enable ETHC and its subsidiaries to attract, retain, and reward Officers and Directors of ETHC (references hereinafter to "Board" mean the Board of Directors of ETHC and any subsidiary of ETHC, as the context dictates, unless otherwise indicated), by offering them an opportunity to have a proprietary interest in and closer identity with ETHC and its subsidiaries and with their financial success. Proceeds received by ETHC from shares of Ordinary Shares acquired pursuant to Options granted under the Plan shall be used for general corporate purposes.

2.       Administration

         This Plan shall be administered by the Board or a committee ("Committee") appointed by the Board. Except as otherwise provided in this Plan, the Board or the Committee may interpret this Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of options granted under this Plan (which need not be identical), and make such other determinations as it deems necessary and advisable for the administration of this Plan. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing, and signed by all of the members, shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by means of conference telephone, or similar communications equipment, by which all persons participating in the meeting can hear each other. The decisions of the Committee under this Plan shall be conclusive and binding. No member of the Board or the Committee, shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a director of ETHC so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of ETHC pursuant to its by-laws. If this Plan is administered by the Board, the Board shall administer this Plan as if it were the Committee having the authority hereunder.

3.       Eligibility

         Officers and Directors who have been selected to receive an Option shall participate in this Plan and shall be collectively referred to as "Participants". The Board or the Committee, as applicable, shall determine, within the limits of the express provisions of this Plan, those Participants to whom, and the time or times at which, Options shall be granted. The Board or the Committee, as applicable, shall also determine, with respect to Options granted to Participants, the number of Ordinary Shares to be subject to each such Option; the duration of each Option; the exercise price under each Option; the time or times within which (during the term of the Option) all or portions of each Option may be exercised; whether cash, Ordinary Shares, or other property may be accepted in full or partial payment upon exercise of an Option; and any other terms and conditions of such Options. In making such determinations, the Board or the Committee, as applicable, may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to ETHC's success and such other factors as the Board or the Committee, as applicable, in its discretion shall deem relevant.

4.       Ordinary Shares

         The total number of shares of Ordinary Shares that may be subject to Options under this Plan shall be 292,000. Such total number of shares shall be adjusted in accordance with the provisions of Section 9 hereof. Such shares may be either authorized but unissued shares or reacquired shares. In the event that any Option granted under this Plan expires unexercised or is terminated, surrendered, forfeited, canceled or reacquired without being exercised, in whole or in part, for any reason, then the number of Ordinary Shares theretofore subject to such Option, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof, shall be added to the remaining number of shares of Ordinary Shares that may be made subject to Options granted under this Plan. Such Options include Options to former holders of such Options, upon such terms and conditions as the Board or the Committee, as applicable, shall determine, which terms may be more or less favorable than those applicable to such former holders of Options.

5.       Grants

         Options may be granted at any time and from time to time as shall be determined by the Board or the Committee. Subject to the limitation on the total number of shares subject to issuance in subsections 6(a) and (d), the Board or the Committee, as applicable, shall have complete discretion in determining the number of Ordinary Shares subject to Options granted. The Board or the Committee, as applicable, may grant any type of Option to purchase Ordinary Shares that is permitted by law at the time of the grant.

6.       Required Terms and Conditions of Options

         Each Option granted shall be in such form and subject to such restrictions and conditions and other terms as the Board or the Committee, as applicable, may determine at the time of grant, subject to the general provisions of this Plan, the applicable Option Agreement and the following specific rules:

         (a) Exercise Price. Except as otherwise provided, the per share exercise price of each Option shall be at least 100% of the Fair Market Value of the Ordinary Shares at the time such Option is granted.

         (b) Maximum Term. Subject to earlier termination as provided in Section 7, each Option shall expire on the date determined in the applicable Option Agreement at the time the Option is granted, provided that no Option shall be exercisable after the expiration of 10 years from the date it is granted, except as otherwise provided in subsection (a) next above.

         (c) Time of Exercise. The Board or the Committee, as applicable, shall specify in the Option Agreement, at the time each Option is granted, the duration of each Option and the time or times within which (during the term of the Option) all or portions of each Option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

7. Expiration of Options; Termination of Employment, Disability, Death, and Expiration of Restrictions Upon Occurrence of Specified Events

         (a) General Rule. Except with respect to Options expiring pursuant to subsections 7(b), (c) or (d) below, each Option granted to a Participant shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsections 7(b), (c) or (d) below shall expire on the date set forth in subsections 7(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in a Participant's Option Agreement.

         (b) Expiration Upon Termination of Employment or Service on the Board. If a Participant ceases to be an employee of ETHC or any of its subsidiaries, or ceases to serve on the Board, due to the voluntary resignation of the Participant, or a termination by ETHC or any of its subsidiaries for Cause, then all of such Participant's Options shall be null and void and shall terminate. If a Participant ceases to be an employee of ETHC or any of its subsidiaries or ceases to serve on the Board of ETHC or any of its subsidiaries due to termination without Cause by ETHC or any of its subsidiaries, then all of such Participant's Options shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 7(a), or (ii) the date ninety
(90) days after the date that the employment of the Participant with ETHC or its subsidiaries, or service of the Participant on the Board, terminates.

         (c) Expiration Upon Disability or Death. If the employment of a Participant with ETHC and its subsidiaries, or service on the Board, terminates by reason of disability (as determined by the Board or the Committee, as applicable), all of the Participant's unexercised Options may be exercised by the Participant, whether or not otherwise exercisable at the date of disability, within twelve (12) months after the date of disability, but in no event later than the expiration date of such Options. If a Participant dies while in the employ of ETHC and its subsidiaries, or during such Participant's service on the Board, all of the Participant's unexercised Options, whether or not otherwise exercisable at the date of death, may be exercised within twelve (12) months after the date of death by the person specified in Section 8, but in no event later than the expiration date of such Options.

         (d) Expiration of Restrictions Upon Occurrence of Specified Events. Upon the occurrence of any event described in subsection 9(b), each Participant's outstanding Options shall become immediately vested and exercisable. In such event, the Participant may elect to exercise in whole or in part any or all of his or her Options, in accordance with the terms of Section 8, notwithstanding any restrictions and conditions that may be contained in his or her Option Agreement.

         (e) "Cause" shall mean: a) the willful failure of Participant to substantially perform his or her duties with ETHC or any of its subsidiaries (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant specifically identifying the manner in which Participant has not substantially performed his or her duties; b) any willful act of misconduct by Participant which is materially injurious to ETHC or it subsidiaries (monetarily or otherwise); c) criminal indictment or conviction of Participant for any felony or act involving dishonesty, breach of trust, or a violation of the laws of the United States or any state of the United States; d) a breach of fiduciary duty involving personal profit; e) a willful violation of any law, rule, regulation or final cease and desist order; f) incompetence, personal dishonesty or material violation of any employment policy of ETHC or any of its subsidiaries relating to Participant which would have a material adverse effect on ETHC or any of its subsidiaries; or g) suspension, removal and/or prohibition (whether temporary or permanent) by any banking or similar regulatory authority from participation in the affairs of ETHC or any of its subsidiaries.

8.       Method of Exercise of Options

         Any Option may be exercised by the Participant, by a legatee or legatees of such Option under the Participant's last will, by his or her executors, personal representatives or distributees by his or her assignee or assignees as provided in Section 11 below, by delivering to the Secretary of ETHC written notice of the number of shares of Ordinary Shares with respect to which the Option is being exercised, accompanied by full payment to ETHC of the exercise price of the shares being purchased under the Option, and by satisfying all other conditions provided for in this Plan. Except as otherwise provided in this Plan or in any Option Agreement, the exercise price of Ordinary Shares upon exercise of any Option by a Participant shall be paid in full (i) in cash, (ii) in Ordinary Shares which have been held by the Participant for not less than six months prior to the exercise of the Option, valued at its Fair Market Value on the date of exercise, (iii) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option, or (iv) by such other medium of payment as the Board or the Committee, as applicable, in its or his sole discretion, shall authorize, or by any combination of (i), (ii), or (iii), at the sole discretion of the Board or the Committee, as applicable, or in any manner provided in the Option Agreement, except by directing ETHC to withhold Ordinary Shares otherwise issuable upon the exercise of the Option in payment of the exercise price. In the case of payment pursuant to (ii) or (iii), above, the Participant's election must be made on or prior to the date of exercise of the Option and must be irrevocable. In lieu of a separate election governing each exercise of an Option, a Participant may file a blanket election which shall govern all future exercises of Options until revoked by the Participant. ETHC shall issue, in the name of the Participant (or, if applicable, the legatee(s), executor(s), personal representative(s), or distributee(s) of a deceased Participant, or the assignee(s) as provided in Section 11), stock certificates representing the total number of Ordinary Shares issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise.

9.       Adjustments

         (a) Appropriate adjustment in the maximum number of Ordinary Shares issuable pursuant to this Plan, the maximum number of Ordinary Shares with respect to which Options may be granted within any 12-month period to any Participant during the duration of this Plan, the number of shares subject to Options granted under this Plan, and the exercise price with respect to Options, shall be made to give effect to any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, spin-out, or other distribution of assets to shareholders, stock distributions or combination of shares, assumption and conversion of outstanding Options due to an acquisition by ETHC of the stock or assets of any other corporation, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected, without receipt of consideration by ETHC, or any other occurrence for which the Committee determines an adjustment is appropriate. If the number of Ordinary Shares subject to an Option has been adjusted pursuant to this paragraph, the decision of the Board or the Committee, as applicable, as to the amount and timing of any such adjustments shall be conclusive.

         (b) The Committee shall make all determinations relating to the applicability and interpretation of this Section 9, and all such determinations shall be conclusive and binding.

10.      Terms and Conditions of Options

         (a) In order for an Option to be effective, each Participant shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option, including restrictions and conditions on the disposition of the Ordinary Shares acquired upon the exercise, grant or sale thereof, as the Committee may deem appropriate. The certificates delivered to a Participant evidencing the Ordinary Shares acquired upon exercise of an Option may bear a legend referring to the restrictions and conditions and other terms contained in the respective Option Agreement and this Plan, and ETHC may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Board or the Committee, as applicable, at the time of exercise of an Option, each Participant shall execute a written instrument stating that he or she is purchasing the Ordinary Shares for investment and not with any present intention to sell the same.

         (b) The obligation of ETHC to sell and deliver Ordinary Shares under the plan shall be subject to all applicable laws, regulations, rules and approvals. A Participant shall have no rights as a shareholder with respect to any shares covered by an Option granted to, or exercised by, him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 9 (a) hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11.      Nontransferability

         (a) Except as provided in subsection (b) next below, Options governed hereby and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

         (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his or her death, may assign all or any portion of an Option granted to him or her to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant, (iii) a partnership of which his or her spouse and lineal descendants are the only partners, or (iv) a tax exempt organization. In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement and approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to ETHC on or prior to the effective date of the assignment.

         (c) The offer and sale of Ordinary Shares underlying Options have not been registered under the Securities Act of 1933, as amended (the "Act"). A Participant shall not sell or otherwise dispose of the Ordinary Shares acquired pursuant to the exercise of such Options, in violation of the Act.

12.      Indemnification of the Committee

         In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Committee and its delegatees shall be indemnified by ETHC against
(a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder; and (b) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by ETHC) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegatee, as applicable, is liable for gross negligence or gross misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer ETHC the opportunity, at its own expense, to handle and defend the same.

13.      No Contract of Employment or Service on the Board

         Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate ETHC or any subsidiary to continue the employment or service on the Board of any Participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

14.      Termination and Amendment of this Plan

         Unless required by law, no termination, suspension, amendment or modification of this Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension, amendment or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

15.      Effective Date of this Plan

         This Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding Ordinary Shares of ETHC present, or represented, and entitled to vote at a shareholders' meeting held within 12 months thereafter, and Options granted prior to such shareholder approval shall become null and void if such shareholder approval is not obtained.

16.      Withholding Taxes

         Whenever ETHC proposes or is required to issue or transfer Ordinary Shares to a Participant under this Plan, the Board or the Committee, as applicable, shall have the right to require the Participant to remit to ETHC an amount sufficient to satisfy any withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, ETHC shall have the right to require the Participant to remit to ETHC an amount sufficient to satisfy all withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. A Participant may elect to satisfy any such tax withholding obligation incurred with respect to the Taxable Date of an Option by (a) directing ETHC to withhold a portion of the shares of Ordinary Shares otherwise distributable to the Participant, or (b) transferring to ETHC a certain number of Ordinary Shares either subject to an Option being exercised or previously owned, such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provision of this Plan to the contrary, a Participant's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Option, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Option, a Participant may make a blanket election with the Board or the Committee that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Ordinary Shares purchased in connection with the exercise of an Option disposes of such shares within two years of the date such Option was granted or within one year of such exercise, he or she shall notify ETHC of such disposition and remit an amount necessary to satisfy any applicable withholding requirements. If such holder does not remit such amount, ETHC may withhold all or a portion of any amounts then or in the future owed to such holder as necessary to satisfy such requirements. Taxable Date means the date a Participant recognizes income with respect to an Option under the Code or any applicable tax law.

17.      Ratification of Awards

         The determination by the Board or the Committee, as applicable, to grant any Award under this Plan, must be ratified in full by the Board of Directors of ETHC. Any such Award which is not ratified in full by the Board of Directors of ETHC within 60 days after the date of grant thereof shall be null and void.

18.      Leaves of Absence

         A period of leave of absence shall not be deemed a termination of employment or service for purposes of Options granted under this Plan, if such leave of absence is expressly approved in writing by the Board or the Committee, as applicable, as a leave of absence for purposes of this Plan.

19.      Governing Law

         This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of Hong Kong.

20.      Fair Market Value

         "Fair Market Value" as of a given date for all purposes of this Plan and any Option Agreement means (a) if the Ordinary Shares are listed on a national securities exchange or the Nasdaq Stock Market's National Market, the average of the closing prices of the Ordinary Shares for the 10 consecutive trading days immediately preceding such given date; (b) if the Ordinary Shares are principally traded on a national securities exchange or Nasdaq but there are no reported closing sales prices on such exchange or Nasdaq during the 10 consecutive trading days immediately preceding such given date or if the Ordinary Shares are principally traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Ordinary Shares at the close of trading for the 10 consecutive trading days immediately preceding such given date; or (c) if the Ordinary Shares are neither listed on a national securities exchange or Nasdaq nor traded on the over-the-counter market, or if no such bid and asked prices are otherwise available, such value as the Board, in good faith, shall determine. The Committee shall have broad discretion in selecting a valuation method consistent with this Section 20 for purposes of determining "Fair Market Value."

21.      Successors

         In the event of a liquidation, dissolution, sale or transfer of substantially all of the assets of ETHC, or a merger or consolidation involving ETHC, all obligations of ETHC under this Plan with respect to Options governed by this Plan shall be binding on the successor to the transaction. Employment of a Participant with such a successor or service on the board of directors of a successor shall be considered employment of the Participant with ETHC, or service on the Board, for purposes of this Plan.

22.      Notices

         Notices given pursuant to this Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to ETHC shall be directed to:

                            Mr. T.C. Leung, Chairman
                            Euro Tech (Far East) Ltd.
                            18/F Gee Chang Hong Centre
                            65 Wong Chuk Hang Road
                            Hong Kong

         Notices to or with respect to a Participant shall be directed to the Participant, or the executors, personal representatives or distributees of a deceased Participant or to a Participant's assignee, at the Participant's or assignee's home address on the records of ETHC.

         IN WITNESS WHEREOF, ETHC has caused this Plan to be executed on its behalf by its duly authorized officer on June 1, 2000.

                                        EURO TECH HOLDINGS COMPANY LIMITED

                                        By: ___________________________________
                                            T.C. Leung, Chief Executive Officer

                                                                    APPENDIX B

                       EURO TECH HOLDINGS COMPANY LIMITED

                 2000 EMPLOYEES' STOCK OPTION AND INCENTIVE PLAN

1.       Purpose

         Euro Tech Holdings Company Limited, a British Virgin Islands corporation ("ETHC") hereby establishes the Euro Tech Holdings Company Limited 2000 Employees' Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to enable ETHC and its subsidiaries to attract, retain, and reward key employees ("Key Employees") (references hereinafter to "Board" mean the Board of Directors of ETHC and any subsidiary of ETHC, as the context dictates, unless otherwise indicated), by offering them an opportunity to have a proprietary interest in and closer identity with ETHC and its subsidiaries and with their financial success. Proceeds received by ETHC from shares of Ordinary Shares acquired pursuant to Options granted under the Plan shall be used for general corporate purposes.

2.       Administration

         This Plan shall be administered by the Board or a committee ("Committee") appointed by the Board. Except as otherwise provided in this Plan, the Board or the Committee may interpret this Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of options granted under this Plan (which need not be identical), and make such other determinations as it deems necessary and advisable for the administration of this Plan. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing, and signed by all of the members, shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by means of conference telephone, or similar communications equipment, by which all persons participating in the meeting can hear each other. The Committee may delegate decisions with respect to Options granted to Key Employees who are not elected officers or directors of ETHC or its subsidiaries. The decisions of the Committee or the Chief Executive Officer of ETHC (the "Chief Executive Officer") under this Plan shall be conclusive and binding. No member of the Board or the Committee or the Chief Executive Officer, shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a director of ETHC so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of ETHC pursuant to its by-laws. If this Plan is administered by the Board, the Board shall administer this Plan as if it were the Committee having the authority hereunder.

3.       Eligibility

         Key Employees who have been selected to receive an Option shall participate in this Plan and shall be collectively referred to as "Participants." The Board, the Committee or the Chief Executive Officer, as applicable, shall determine, within the limits of the express provisions of this Plan, those Participants to whom, and the time or times at which, Options shall be granted. The Board, the Committee or the Chief Executive Officer, as applicable, shall also determine, with respect to Options granted to Participants, the number of Ordinary Shares to be subject to each such Option; the duration of each Option; the exercise price under each Option; the time or times within which (during the term of the Option) all or portions of each Option may be exercised; whether cash, Ordinary Shares, or other property may be accepted in full or partial payment upon exercise of an Option; and any other terms and conditions of such Options. In making such determinations, the Board, the Committee or the Chief Executive Officer, as applicable, may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to ETHC's success and such other factors as the Board, the Committee or the Chief Executive Officer, as applicable, in its or his discretion shall deem relevant.

4.       Ordinary Shares

         The total number of shares of Ordinary Shares that may be subject to Options under this Plan shall be 146,000. Such total number of shares shall be adjusted in accordance with the provisions of Section 9 hereof. Such shares may be either authorized but unissued shares or reacquired shares. In the event that any Option granted under this Plan expires unexercised or is terminated, surrendered, forfeited, canceled or reacquired without being exercised, in whole or in part, for any reason, then the number of Ordinary Shares theretofore subject to such Option, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof, shall be added to the remaining number of shares of Ordinary Shares that may be made subject to Options granted under this Plan. Such Options include Options to former holders of such Options, upon such terms and conditions as the Board, the Committee or the Chief Executive Officer, as applicable, shall determine, which terms may be more or less favorable than those applicable to such former holders of Options.

5.       Grants

         Options may be granted at any time and from time to time as shall be determined by the Board, the Committee or the Chief Executive Officer. Subject to the limitation on the total number of shares subject to issuance in subsections 6(a) and (d), the Board, the Committee or the Chief Executive Officer, as applicable, shall have complete discretion in determining the number of Ordinary Shares subject to Options granted. The Board, the Committee or the Chief Executive Officer, as applicable, may grant any type of Option to purchase Ordinary Shares that is permitted by law at the time of the grant.

6.       Required Terms and Conditions of Options

         Each Option granted shall be in such form and subject to such restrictions and conditions and other terms as the Board, the Committee or the Chief Executive Officer, as applicable, may determine at the time of grant, subject to the general provisions of this Plan, the applicable Option Agreement and the following specific rules:

         (a) Exercise Price. Except as otherwise provided, the per share exercise price of each

Option shall be at least 100% of the Fair Market Value of the Ordinary Shares at the time such Option is granted.

         (b) Maximum Term. Subject to earlier termination as provided in Section 7, each Option shall expire on the date determined in the applicable Option Agreement at the time the Option is granted, provided that no Option shall be exercisable after the expiration of 10 years from the date it is granted, except as otherwise provided in subsection (a) next above.

         (c) Time of Exercise. The Board. the Committee or the Chief Executive Officer, as applicable, shall specify in the Option Agreement, at the time each Option is granted, the duration of each Option and the time or times within which (during the term of the Option) all or portions of each Option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

7. Expiration of Options; Termination of Employment, Disability, Death, and Expiration of Restrictions Upon Occurrence of Specified Events

         (a) General Rule. Except with respect to Options expiring pursuant to subsections 7(b), (c) or (d) below, each Option granted to a Participant shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsections 7(b), (c) or (d) below shall expire on the date set forth in subsection 7(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in a Participant's Option Agreement.

         (b) Expiration Upon Termination of Employment. If a Participant ceases to be an employee of ETHC or any of its subsidiaries, due to the voluntary resignation of the Participant, or a termination by ETHC or any of its subsidiaries for Cause, then all of such Participant's Options shall be null and void and shall terminate. If a Participant ceases to be an employee of ETHC or any of its subsidiaries due to termination without Cause by ETHC or any of its subsidiaries, then all of such Participant's Options shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 7(a), or (ii) the date ninety (90) days after the date that the employment of the Participant with ETHC or its subsidiaries, terminates.

         (c) Expiration Upon Disability or Death. If the employment of a Participant with ETHC and its subsidiaries, terminates by reason of disability (as determined by the Board, the Committee or the Chief Executive Officer, as applicable), all of the Participant's unexercised Options may be exercised by the Participant, whether or not otherwise exercisable at the date of disability, within twelve (12) months after the date of disability, but in no event later than the expiration date of such Options. If a Participant dies while in the employ of ETHC and its subsidiaries, all of the Participant's unexercised Options, whether or not otherwise exercisable at the date of death, may be exercised within twelve (12) months after the date of death by the person specified in Section 8, but in no event later than the expiration date of such Options.

         (d) Expiration of Restrictions Upon Occurrence of Specified Events. Upon the occurrence of any event described in subsection 9(b), each Participant's outstanding Options shall become immediately vested and exercisable. In such event, the Participant may elect to exercise in whole or in part any or all of his or her Options, in accordance with the terms of Section 8, notwithstanding any restrictions and conditions that may be contained in his or her Option Agreement.

         (e) "Cause" shall mean: a) the willful failure of Participant to substantially perform his or her duties with ETHC or any of its subsidiaries (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant specifically identifying the manner in which Participant has not substantially performed his or her duties; b) any willful act of misconduct by Participant which is materially injurious to ETHC or it subsidiaries (monetarily or otherwise); c) criminal indictment or conviction of Participant for any felony or act involving dishonesty, breach of trust, or a violation of the laws of the United States or any state of the United States; d) a breach of fiduciary duty involving personal profit; e) a willful violation of any law, rule, regulation or final cease and desist order; f) incompetence, personal dishonesty or material violation of any employment policy of ETHC or any of its subsidiaries relating to Participant which would have a material adverse effect on ETHC or any of its subsidiaries; or g) suspension, removal and/or prohibition (whether temporary or permanent) by any banking or similar regulatory authority from participation in the affairs of ETHC or any of its subsidiaries.

8.       Method of Exercise of Options

         Any Option may be exercised by the Participant, by a legatee or legatees of such Option under the Participant's last will, by his or her executors, personal representatives or distributees by his or her assignee or assignees as provided in Section 11 below, by delivering to the Secretary of ETHC written notice of the number of shares of Ordinary Shares with respect to which the Option is being exercised, accompanied by full payment to ETHC of the exercise price of the shares being purchased under the Option, and by satisfying all other conditions provided for in this Plan. Except as otherwise provided in this Plan or in any Option Agreement, the exercise price of Ordinary Shares upon exercise of any Option by a Participant shall be paid in full (i) in cash, (ii) in Ordinary Shares which have been held by the Participant for not less than six months prior to the exercise of the Option, valued at its Fair Market Value on the date of exercise, (iii) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option, or (iv) by such other medium of payment as the Board, the Committee or the Chief Executive Officer, as applicable, in its or his sole discretion, shall authorize, or by any combination of (i), (ii), or (iii), at the sole discretion of the Board, the Committee or the Chief Executive Officer, as applicable, or in any manner provided in the Option Agreement, except by directing ETHC to withhold Ordinary Shares otherwise issuable upon the exercise of the Option in payment of the exercise price. In the case of payment pursuant to (ii) or (iii), above, the Participant's election must be made on or prior to the date of exercise of the Option and must be irrevocable. In lieu of a separate election governing each exercise of an Option, a Participant may file a blanket election which shall govern all future exercises of Options until revoked by the Participant. ETHC shall issue, in the name of the Participant (or, if applicable, the legatee(s), executor(s), personal representative(s), or distributee(s) of a deceased Participant, or the assignee(s) as provided in
Section 11), stock certificates representing the total number of Ordinary Shares issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise.

9.       Adjustments

         (a) Appropriate adjustment in the maximum number of Ordinary Shares issuable pursuant to this Plan, the maximum number of Ordinary Shares with respect to which Options may be granted within any 12-month period to any Participant during the duration of this Plan, the number of shares subject to Options granted under this Plan, and the exercise price with respect to Options, shall be made to give effect to any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, spin-out, or other distribution of assets to shareholders, stock distributions or combination of shares, assumption and conversion of outstanding Options due to an acquisition by ETHC of the stock or assets of any other corporation, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected, without receipt of consideration by ETHC, or any other occurrence for which the Committee determines an adjustment is appropriate. If the number of Ordinary Shares subject to an Option has been adjusted pursuant to this paragraph, the decision of the Board, the Committee or the Chief Executive Officer, as applicable, as to the amount and timing of any such adjustments shall be conclusive.

         (b) The Committee shall make all determinations relating to the applicability and interpretation of this Section 9, and all such determinations shall be conclusive and binding.

10.      Terms and Conditions of Options

         (a) In order for an Option to be effective, each Participant shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option, including restrictions and conditions on the disposition of the Ordinary Shares acquired upon the exercise, grant or sale thereof, as the Committee may deem appropriate. The certificates delivered to a Participant evidencing the Ordinary Shares acquired upon exercise of an Option may bear a legend referring to the restrictions and conditions and other terms contained in the respective Option Agreement and this Plan, and ETHC may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Board, the Committee or the Chief Executive Officer, as applicable, at the time of exercise of an Option, each Participant shall execute a written instrument stating that he or she is purchasing the Ordinary Shares for investment and not with any present intention to sell the same.

         (b) The obligation of ETHC to sell and deliver Ordinary Shares under the plan shall be subject to all applicable laws, regulations, rules and approvals. A Participant shall have no rights as a shareholder with respect to any shares covered by an Option granted to, or exercised by, him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 9 (a) hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11.      Nontransferability

         (a) Except as provided in subsection (b) next below, Options governed hereby and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

         (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his or her death, may assign all or any portion of an Option granted to him or her to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant, (iii) a partnership of which his or her spouse and lineal descendants are the only partners, or (iv) a tax exempt organization. In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement and approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to ETHC on or prior to the effective date of the assignment.

         (c) The offer and sale of Ordinary Shares underlying Options have not been registered under the Securities Act of 1933, as amended (the "Act"). A Participant shall not sell or otherwise dispose of the Ordinary Shares acquired pursuant to the exercise of such Options, in violation of the Act.

12.      Indemnification of the Committee and Chief Executive Officer

         In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, or as the Chief Executive Officer, the members of the Committee and its delegatees and the Chief Executive Officer shall be indemnified by ETHC against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the plan, or any Option granted hereunder; and (b) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by ETHC) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegatee, or the Chief Executive Officer, as applicable, is liable for gross negligence or gross misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee or the Chief Executive Officer shall in writing offer ETHC the opportunity, at its own expense, to handle and defend the same.

13.      No Contract of Employment

         Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate ETHC or any subsidiary to continue the employment or service of any Participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

14.      Termination and Amendment of this Plan

         Unless required by law, no termination, suspension, amendment or modification of this Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension, amendment or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

15.      Effective Date of this Plan

         This Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding Ordinary Shares of ETHC present, or represented, and entitled to vote at a shareholders' meeting held within 12 months thereafter, and Options granted prior to such shareholder approval shall become null and void if such shareholder approval is not obtained.

16.      Withholding Taxes

         Whenever ETHC proposes or is required to issue or transfer Ordinary Shares to a Participant under this Plan, the Board or the Committee, as applicable, shall have the right to require the Participant to remit to ETHC an amount sufficient to satisfy any withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, ETHC shall have the right to require the Participant to remit to ETHC an amount sufficient to satisfy all withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. A Participant may elect to satisfy any such tax withholding obligation incurred with respect to the Taxable Date of an Option by (a) directing ETHC to withhold a portion of the shares of Ordinary Shares otherwise distributable to the Participant, or (b) transferring to ETHC a certain number of Ordinary Shares either subject to an Option being exercised or previously owned, such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provision of this Plan to the contrary, a Participant's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Option, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Option, a Participant may make a blanket election with the Board or the Committee that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Ordinary Shares purchased in connection with the exercise of an Option disposes of such shares within two years of the date such Option was granted or within one year of such exercise, he or she shall notify ETHC of such disposition and remit an amount necessary to satisfy any applicable withholding requirements. If such holder does not remit such amount, ETHC may withhold all or a portion of any amounts then or in the future owed to such holder as necessary to satisfy such requirements. Taxable Date means the date a Participant recognizes income with respect to an Option under the Code or any applicable tax law.

17.      Ratification of Awards

         The determination by the Board, the Committee or the Chief Executive Officer, as applicable, to grant any Award under this Plan, must be ratified in full by the Board of Directors of ETHC. Any such Award which is not ratified in full by the Board of Directors of ETHC within 60 days after the date of grant thereof shall be null and void.

18.      Leaves of Absence

         A period of leave of absence shall not be deemed a termination of employment or service for purposes of Options granted under this Plan, if such leave of absence is expressly approved in writing by the Board, the Committee or the Chief Executive Officer, as applicable, as a leave of absence for purposes of this Plan.

19.      Governing Law

         This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of Hong Kong.

20.      Fair Market Value

         "Fair Market Value" as of a given date for all purposes of this Plan and any Option Agreement means (a) if the Ordinary Shares are listed on a national securities exchange or the Nasdaq Stock Market's National Market, the average of the closing prices of the Ordinary Shares for the 10 consecutive trading days immediately preceding such given date; (b) if the Ordinary Shares are principally traded on a national securities exchange or Nasdaq but there are no reported closing sales prices on such exchange or Nasdaq during the 10 consecutive trading days immediately preceding such given date or if the Ordinary Shares are principally traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Ordinary Shares at the close of trading for the 10 consecutive trading days immediately preceding such given date; or (c) if the Ordinary Shares are neither listed on a national securities exchange or Nasdaq nor traded on the over-the-counter market, or if no such bid and asked prices are otherwise available, such value as the Board, in good faith, shall determine. The Committee shall have broad discretion in selecting a valuation method consistent with this Section 20 for purposes of determining "Fair Market Value."

21.      Successors

         In the event of a liquidation, dissolution, sale or transfer of substantially all of the assets of ETHC, or a merger or consolidation involving ETHC, all obligations of ETHC under this Plan with respect to Options governed by this Plan shall be binding on the successor to the transaction. Employment of a Participant with such a successor shall be considered employment of the Participant with ETHC for purposes of this Plan.

22.      Notices

         Notices given pursuant to this Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to ETHC shall be directed to:

                            Mr. T.C. Leung, Chairman
                            Euro Tech (Far East) Ltd.
                            18/F Gee Chang Hong Centre
                            65 Wong Chuk Hang Road
                            Hong Kong

         Notices to or with respect to a Participant shall be directed to the Participant, or the executors, personal representatives or distributees of a deceased Participant or to a Participant's assignee, at the Participant's or assignee's home address on the records of ETHC.

         IN WITNESS WHEREOF, ETHC has caused this Plan to be executed on its behalf by its duly authorized officer on June 1, 2000.

                                        EURO TECH HOLDINGS COMPANY LIMITED

                                        By: ___________________________________
                                            T.C. Leung, Chief Executive Officer

                                   APPENDIX C

         The Company's Memorandum of Association includes the following new
Section 8 to replace the existing Section 8:

DESIGNATIONS, POWERS, PREFERENCES, ETC. OF SHARES

8.       THE RIGHTS ATTACHING TO THE ORDINARY SHARES AND PREFERRED SHARES ARE AS
         FOLLOWS:

         8.1      ORIDNARY SHARES

                  8.1.1  THE HOLDERS OF ORDINARY SHARES SHALL:

                         (i)    HAVE ONE VOTE FOR EACH ORDINARY SHARE HELD OF
                                RECORD;

                         (ii) BE ENTITLED TO RECEIVE DIVIDENDS AS AND WHEN DECLARED AND TO PARTICIPATE RATABLY IN THE ASSETS OF THE COMPANY UPON LIQUIDATION; AND

                         (iii) NOT BE ENTITLED TO REDEEM THE ORDINARY SHARES, OR BE ENTITLED TO ANY PRE-EMPTIVE OR SIMILAR RIGHTS.

         8.2      PREFERRED SHARES

         THE HOLDERS OF PREFERRED SHARES SHALL HAVE SUCH VOTING POWERS, FULL OR LIMITED, OR NO VOTING POWERS, AND SUCH DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONS OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, AS SHALL BE STATED AND EXPRESSED IN THE RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUANCE OF SUCH SHARES ADOPTED FROM TIME TO TIME BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH THE AUTHORITY TO DETERMINE AND FIX IN THE RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUANCE OF PREFERRED SHARES THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH SUCH SERIES TO THE FULL EXTENT PERMITTED BY THE LAWS OF THE BRITISH VIRGIN ISLANDS.

PROXY FRONT

                       EURO TECH HOLDINGS COMPANY LIMITED

                     PROXY SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints T.C. Leung and Jerry Wong and each of them, with full power of substitution, as proxies to represent the undersigned and vote all the Ordinary Shares of Euro Tech Holdings Company Limited, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on August 9, 2000, at 4:00 P.M. local time at the Luk Kwok Hotel, 72 Gloucester Road, Wanchai, Hong Kong and at any adjournments thereof. Said proxies are directed to vote as instructed on the matters set forth in the proxy and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement is hereby acknowledged.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

         (PLEASE SIGN AND DATE THE REVERSE SIDE AND MAIL IN THE RETURN ENVELOPE
TO: AMERICAN STOCK TRANSFER AND TRUST COMPANY, 99 WALL STREET, NEW YORK, NEW YORK 10005.)

         MANAGEMENT RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND
7.

         PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.           [X]

1.       Election of Directors:


                                                                          WITHOUT
                                                                          AUTHORITY
         NOMINEES                           FOR             AGAINST       TO VOTE FOR

         T.C. Leung                         [ ]               [ ]             [ ]
         Jerry Wong                         [ ]               [ ]             [ ]
         Nancy Wong                         [ ]               [ ]             [ ]
         C.P. Kwan                          [ ]               [ ]             [ ]
         Alex Sham                          [ ]               [ ]             [ ]
         Y.K. Liang                         [ ]               [ ]             [ ]
         Adam L. Goldberg                   [ ]               [ ]             [ ]


2.       Proposal to adopt the 2000 Officers and            FOR        AGAINST        ABSTAIN
         Directors Stock Option and Incentive Plan.         [ ]          [ ]            [ ]

3.       Proposal to adopt the 2000 Employees               FOR        AGAINST        ABSTAIN
         Stock Option and Incentive Plan.                   [ ]          [ ]            [ ]


4.       Proposal to amend the Company's                    FOR        AGAINST        ABSTAIN
         Memorandum and Articles of Association             [ ]          [ ]            [ ]
         to increase the authorized number of
         shares from 20,000,000 to 25,000,000

5.       Proposal to amend the Company's                    FOR        AGAINST        ABSTAIN
         Memorandum and Articles of                         [ ]          [ ]            [ ]
         Association to authorize 5,000,000
         shares of Blank Check Preferred
         Stock.

6.       Proposal to ratify the appointment of              FOR         AGAINST        ABSTAIN
         Arthur Andersen & Co., Hong Kong,                  [ ]           [ ]            [ ]
         as auditors for the 2000 Fiscal Year

7.       Proposal to adjourn the special meeting            FOR         AGAINST        ABSTAIN
         in the discretion of the Company's                 [ ]           [ ]            [ ]
         management if adjournment is necessary
         to enable it to solicit additional proxies
         to secure a quorum or the approval of
          any of the matters listed above.

Dated: ____________, 2000


---------------------------
Signature


---------------------------
Signature if jointly held

                                        Please date and sign exactly as your
                                        name appears hereon. If shares are
                                        jointly held, all joint owners should
                                        sign. Executors, Administrators,
                                        trustees, guardians and others signing
                                        in a representative capacity in which
                                        they sign should give their full titles.
                                        If the signatory is a corporation or
                                        partnership, sign the full corporate or
                                        partnership name by a duly authorized
                                        officer or partner.


                                      -2-